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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of Earliest event reported): May 16, 2002

                        THE PREMCOR REFINING GROUP INC.
             (Exact name of registrant as specified in its charter)



           Delaware                                              43-1491230
(State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                           Identification No.)



        1700 East Putnam Avenue                                     06870
      Old Greenwich, Connecticut                                 (Zip Code)
(Address of principal executive offices)



                        CLARK REFINING & MARKETING, INC.
                          (Former name of registrant)


       Registrant's telephone number, including area code (203) 698-7500



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Item 5.  Other Events.

         On May 16, 2002, Sabine River Holding Corp. ("Sabine River"), a 90 percent owned subsidiary of Premcor Inc., which indirectly owns all of the outstanding common stock of The Premcor Refining Group Inc., announced that its subsidiaries, Port Arthur Finance Corp. ("Port Arthur") and Port Arthur Coker Company, are commencing a consent solicitation relating to the Port Arthur 12 1/2% Senior Notes due 2009. A copy of Sabine River's press release is attached hereto as Exhibit 99 and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) The following Exhibit is filed with this Current Report on Form 8-K:




   Exhibit No.          Description

   99                   Press Release dated as of May 16, 2002


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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             THE PREMCOR REFINING GROUP INC.
                                                       (Registrant)


                                             /s/ Dennis R. Eichholz
                                             ----------------------------------
                                             Dennis R. Eichholz
                                             Senior Vice President, Finance and
                                                Controller (Principal Accounting
                                                   Officer)


May 20, 2002





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                                 EXHIBIT INDEX


   Exhibit No.          Description

   99                   Press Release dated as of May 16, 2002





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                        Exhibit Index begins on page 4.